UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  April 9, 2007

Accredited Home Lenders Holding Co.

(Exact name of Registrant as specified in its charter)

Delaware	001-32275	04-3669482
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

15253 Avenue of Science, San Diego, CA 92128

(Address of principal executive offices) (Zip Code)

(858) 676-2100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01 - Changes in Registrant’s Certifying Accountant.

Accredited Home Lenders Holding Co. (the “Company”) has engaged Squar, Milner, Peterson, Miranda & Williamson, LLP (“Squar Milner”) as its independent registered public accounting firm, effective as of April 9, 2007. Squar Milner will begin work immediately to complete the audit of the Company’s financial statements for the year ended December 31, 2006. Squar Milner succeeds Grant Thornton LLP (“Grant Thornton”) as the Company’s registered independent public accounting firm. As previously reported in the Company’s Current Report on Form 8-K dated March 27, 2007 and filed with the Securities and Exchange Commission on April 2, 2007, as amended April 3, 2007 and further amended April 10, 2007, Grant Thornton resigned its engagement as the Company’s independent accountants effective as of March 27, 2007.

Neither the Company nor anyone acting on its behalf consulted with Squar Milner during the period from January 1, 2005 through the date of Squar Milnar’s engagement as the Company’s new independent accountants (April 9, 2007) regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K), except that, subsequent to the date of Grant Thornton’s resignation (March 27, 2007), in connection with the possible engagement of Squar Milner, the Company did discuss with Squar Milner the circumstances of Grant Thornton’s resignation, including Grant Thornton’s informing the Company of the need to significantly expand the scope of its audit of the Company’s financial statements for the year ended December 31, 2006, considered a reportable event under Item 304(a)(1)(v) of Regulation S-K.

Section 8 – Other Events

Item 8.01 Other Events.

On April 10, 2007, the Company issued a press release captioned “Accredited Hires Squar Milner as Independent Auditors”. The full text of the Company’s press release is attached hereto as Exhibit 99.1 and is hereby incorporated into this Item 8.01 by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits:

(d)	Exhibits:

99.1 Press Release by Accredited Home Lenders Holding Co., dated April 10, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Accredited Home Lenders Holding Co.
Date: April 17, 2007

	By:	/s/ James A. Konrath
James A. Konrath
Chairman of the Board and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
Exhibit 99.1	Press Release by Accredited Home Lenders Holding Co., dated April 10, 2007